                                                                  EXHIBIT 10.1

        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this Second Amendment"), dated as of May 9, 1995 is made and entered into between SAGE ENERGY COMPANY, a Delaware corporation (the "Borrower"), the banks and other financial institutions from time to time set forth on Exhibit 1.1 to the Credit Agreement (as hereinafter defined)(herein collectively called the "Banks", and individually a "Bank"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as administrative agent for the ratable benefit of the Banks (herein in such capacity, together with any successor(s) thereto in such capacity, called the "Administrative Agent").

         WHEREAS, the Borrower, the Administrative Agent and the Banks and Texas Commerce Bank-San Antonio, N.A. ("TCBSA" and together with TCB, the "Original Banks") entered into a Second Amended and Restated Credit Agreement dated as of March 9, 1992 (the "Prior Credit Agreement") providing for, among other things, (i) revolving credit loans to be made by the Banks to the Borrower in a principal amount not to exceed $10,000,000.00 in the aggregate at any time outstanding and (ii) a term loan to be made by the Banks to the Borrower in the principal amount of $14,325,000.00 on the terms and subject to the conditions therein set forth;

         WHEREAS, the Borrower, the Administrative Agent and the Original Banks entered into a First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 1993 (the "First Amendment") to amend the Prior Credit Agreement in certain respects (the Prior Credit Agreement as amended through the First Amendment is hereinafter referred to as the "Credit Agreement");

         WHEREAS, TCBSA was merged into, and became a branch bank of TCB;

         WHEREAS, the Borrower reduced the Revolving Credit Commitment from $10,000,000 to $500,000;

         WHEREAS, the Borrower has repaid the Term Loan in full; and

         WHEREAS, the parties desire to increase the Revolving Credit Commitment from $500,000 to $3,000,000, extend the maturity of the Revolving Credit Commitment from June 30, 1995 until June 30, 1997 and to further amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the parties hereto agree as follows:

         1.      MODIFICATION OF SECTION 1.1.

                 1.1. Section 1.1 of the Credit Agreement is hereby amended by changing the definitions therein of "Agreement", "Commitment", "Loan Documents", "Mortgage Amendments", "Revolving Credit Commitment" and "Termination Date" to read in their entirety as set forth below:

                 "Agreement" - shall mean the Second Amended and Restated Credit Agreement as amended through the First Amendment and as amended through the Second Amendment and as same may from time to time be further amended, modified, supplemented or extended.

                 "Commitment" - shall mean, with respect to each Bank, such Bank's Revolving Credit Commitment, which subject to the provisions ofSections 2.1 and 7.2 hereof, shall be the amounts set forth under the name of such Bank on Exhibit 1.1 hereto, reduced by the amount of any permanent reduction(s) in such amount made pursuant to Section 2.6 hereof.

                 "Loan Documents" - shall mean (a) this Agreement, (b) the Revolving Credit Note, (c) the Current Mortgages, (e) if and when executed and delivered pursuant to Section 5.14 hereof, each Additional Mortgage and (f) any other document executed by the Borrower to secure obligations of the Borrower hereunder or thereunder.

                 "Mortgage Amendments" - shall mean, collectively, (i) those certain first amendments to the Original Mortgages, each dated as of January 9, 1990, executed by the Borrower and the Administrative Agent and described in Exhibit 1.2, hereto, (ii) those certain second amendments to the Original Mortgages, each dated as of August 17, 1990, executed by the Borrower and the Administrative Agent and described in Exhibit 1.2 hereto, (iii) those certain third amendments to the Original Mortgages, each dated as of March 9, 1992, executed by the Borrower and the Administrative Agent and described in Exhibit 1.2 hereto, and (iv) those certain fourth amendments to the Original Mortgages, each dated as of May 9, 1995, executed by the Borrower and the Administrative Agent and described in Exhibit 1.2 hereto.

                 "Revolving Credit Commitment" - shall mean, at any time, with respect to each Bank, the face amount of the Revolving Credit Note payable to the order of such Bank and in the aggregate for all Banks, $3,000,000, as each such amount may be permanently terminated or reduced from time to time pursuant to Sections 2.6 or 7.2(a).

                 "Termination Date" - shall mean June 30, 1997, or the earlier date of termination in whole of the Total Commitment pursuant to
         Section 2.6 or Section 7.2.

                 1.2. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition of "First Amendment" immediately after the definition therein of "Federal Funds Effective Rate":

                 "First Amendment" - shall mean that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the June 30, 1993 by and between the Borrower, the Banks, and the Administrative Agent.

                 1.3. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions of "Prior Revolving Loans", and "Prior Revolving Notes" immediately after the definition therein of "Prime Rate":

                 "Prior Revolving Loans" - shall mean the "Revolving Credit Loans" evidenced by the Prior Revolving Notes and outstanding on the Second Amendment Effective Date.

                 "Prior Revolving Notes" - shall mean collectively, (i) the promissory note of the Borrower dated March 9, 1992, payable to the order of TCB in the original principal sum of up to $9,000,000 evidencing the Prior Revolving Loans made by TCB under the Agreement and (ii) the promissory note of the Borrower dated March 9, 1992, payable to the order of Texas Commerce Bank - San Antonio, N.A. (predecessor-in-interest to TCB) in the original principal sum of up to $1,000,000 evidencing the Prior Revolving Loans made by Texas Commerce Bank - San Antonio, N.A. (predecessor-in-interest to TCB) under the Agreement.

                 1.4. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions of "Second Amendment", and "Second Amendment Effective Date" immediately after the definition therein of "Revolving Credit Note":

                 "Second Amendment" - shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date by and between the Borrower, the Banks, and the Administrative Agent.

                 "Second Amendment Effective Date" - shall have the meaning assigned to that term in the Second Amendment.

                 1.5. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions therein of "Co-Agents", "Revolving Credit Borrowing Base", and "TCBSA".

         2.      MODIFICATION OF SECTION 2.

                 2.1. MODIFICATION OF SECTION 2.1. Section 2.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "SECTION 2.1.  Revolving Credit Commitment. Subject to
                 the terms and conditions and relying upon the representations and warranties herein set forth, each Bank severally and for itself alone, agrees, to make revolving credit loans (the "Revolving Credit Loans") to the Borrower, at any time and from time to time on and after the Effective Date and up to, but excluding, the Termination Date in an aggregate amount outstanding for such Bank not to exceed at any time an amount equal to the lesser of (i) such Bank's Revolving Credit Commitment and (ii) an amount equal to such Bank's Percentage times the Borrowing Base then in effect. Notwithstanding the foregoing, (i) a Bank's Percentage share of the aggregate amount of all Revolving Credit Loans outstanding at any one time shall not exceed such Bank's Revolving Credit Commitment and (ii) the aggregate amount of all Revolving Credit Loans outstanding at any time shall not exceed the lesser of (x) the Total Revolving Credit Commitment and (y) the Borrowing Base as at such time. Within the foregoing limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay, prepay and reborrow hereunder, on and after the Effective Date and prior to the Termination Date.

                 2.2. MODIFICATION OF SECTION 2.3(C). Section 2.3(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(c) The "Borrowing Base" from time to time in effect
                 hereunder shall be the lesser of (i) the maximum aggregate amount of credit which the Banks have determined to be available pursuant to the Total Revolving Credit Commitment (the "Banks' Borrowing Base") and (ii) the amount requested by the Borrower to be available pursuant to the Total Revolving Credit Commitment. The determination of such maximum aggregate amount of credit shall be made unanimously and in good faith by all the Banks, in the exercise of their sole discretion and in accordance with their respective customary practices and standards for oil and gas loans. In connection with the redetermination of the Borrowing Base and upon receipt of each Reserve Report each Bank shall submit to the Administrative Agent on or before March 21 or September 21, as the case may be, such Bank's determination of the maximum aggregate amount of credit which such Bank has determined should be available to the Borrower pursuant to the Total Revolving Credit Commitment as of the next succeeding October 1 or April 1, as the case may be (each such date being a "Redetermination Date". If by any Redetermination Date the Banks are unable to agree upon a Borrowing Base, until the next Redetermination Date the Borrowing Base shall be the lowest determination of any Bank. The Administrative Agent shall notify the Borrower in writing within two (2) Business Days of any such redetermination and in any event not later than the Redetermination Date of the determination of the Banks' Borrowing Base. If on any Redetermination Date the Borrower requests an amount which is less than the Banks' Borrowing Base on said Redetermination Date, the Borrower may increase the Borrowing Base at any time between said Redetermination Date and the next succeeding Redetermination Date (a "Borrowing Base Period") to an amount which is equal to or less than the Banks' Borrowing Base; provided, however, that the commitment fees shall be calculated as if the Banks' Borrowing Base had been in effect for the entire Borrowing
                 Base Period. Until the first Redetermination Date (October 1,
                 1995) the amount of the Borrowing Base shall be $3,000,000, less any reductions thereof required by Section 2.3(d) hereof."

                 2.3. MODIFICATION OF SECTION 2.4. Section 2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "SECTION 2.4.  The Notes.  The Revolving Credit Loans
                 made by each Bank shall be evidenced by a single Revolving Credit Note of the Borrower (together with all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Revolving Credit Note") in substantially the form of Exhibit 2.4-A hereto, dated the Second Amendment Effective Date, payable to the order of such Bank on or before the Termination Date in a principal amount equal to the Revolving Credit Commitment of such Bank, and otherwise duly completed. The Borrower shall pay interest on the Loans as provided in Section 2.8 hereof and shall pay principal on the Loans as provided in Section 2.6 and Section
                 2.10 hereof. Each Bank shall use its best efforts to keep a record of the Revolving Credit Loans made by it and the payments received by it with respect to its Revolving Credit Note and the aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Revolving Credit Note. The failure so to record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to repay the outstanding principal amount of the Revolving Credit Loans together with all interest accruing thereon in accordance with the terms of the Revolving Credit Notes and this Agreement."

                 2.4. MODIFICATION OF SECTION 2.7. Section 2.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 2.7. Conversions or Continuation of Borrowings. (a) Subject to the other provisions of the Agreement, Borrower may elect from time to time to convert (i) all or any part of Eurodollar Loans or CD Rate Loans which comprise part of the same Borrowing to a Borrowing comprised of Floating Rate Loans, (ii) all or any part of Eurodollar Loans or Floating Rate Loans which comprise part of the same Borrowing to a Borrowing comprised of CD Rate Loans and (iii) all or any part of CD Rate Loans or Floating Rate Loans which comprise part of the same Borrowing to a Borrowing comprised of Eurodollar Loans, provided, however, in each case that any such conversion of Loans comprising a CD Rate Borrowing or a Eurodollar Borrowing shall, subject to the second following sentence, only be made on the last day of an Interest Period with respect thereto. If the last day of an Interest Period with respect to a CD Rate Borrowing that is to be converted into an Eurodollar Borrowing or a Eurodollar Borrowing that is to be converted into a CD Rate Borrowing, is not a Business Day, then such conversion shall be made on the next succeeding Business Day, and during the period from the last day of such Interest Period to the next succeeding Business Day, the Loans comprising such Borrowing shall bear interest as if they were Floating Rate Loans.
         All or any part of a Borrowing may be converted as provided herein, provided that no Borrowing may be converted into a CD Rate Borrowing or a Eurodollar Borrowing when any Default or Event of Default has occurred and is continuing.

                 (b) Any CD Rate Borrowing or Eurodollar Borrowing may be continued as such effective upon the expiration of the Interest Period with respect thereto; provided, that no Eurodollar Borrowing or CD Rate Borrowing may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Floating Rate Borrowing on the last day of the then current Interest Period with respect thereto.

                 (c) In order to elect to convert or continue a Borrowing, or any portion thereof, under this Section 2.7, Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Administrative Agent not later than 10:00 a.m., Houston, Texas time, (i) at least three (3) Business Days in advance of the proposed conversion or continuation date in the case of a conversion to, or continuation of, a Eurodollar Borrowing, (ii) at least one (1) Business Day in advance of the proposed conversion or continuation date in the case of a conversion to, or continuation of, a CD Rate Borrowing and (iii) at least one (1) Business Day in advance of the proposed conversion date in the case of a conversion to a Floating Rate Borrowing. Each such Notice of Conversion or Continuation shall be by telecopy (confirmed thereafter by a delivery of the original of such Notice of Conversion or Continuation by United States mail or a reputable courier) and shall specify (w) the date of the requested conversion or continuation (which shall be a Business Day), (x) the amount and the Borrowing to be converted or continued, (y) whether a conversion or continuation is requested, and, if a conversion, into what Type of Borrowing and (z) in the case of a conversion to, or a continuation of, a Eurodollar Borrowing or a CD Rate Borrowing, the requested Interest Period. Promptly after receipt of a Notice of Conversion or Continuation under this Section 2.7, the Administrative Agent shall provide each Bank with a copy thereof.

                 (d) If Borrower shall fail to deliver a timely Notice of Conversion or Continuation with respect to any CD Rate Borrowing or Eurodollar Borrowing, Borrower shall be deemed to have elected to convert such Borrowing to a Floating Rate Borrowing on the last day of the Interest Period with respect to such Borrowing."

         3. ADDITION OF NEW SECTION 2.26. The Credit Agreement is hereby amended by adding the following Section 2.26 immediately after Section 2.25:

                 "SECTION 2.26. Indebtedness Evidenced by the Prior Revolving Notes. On the Second Amendment Effective Date, the Floating Rate Loans, the CD Rate Loans and the Eurodollar Loans due to the Banks and evidenced by the Prior Revolving Notes shall be deemed to be the initial Floating Rate Loans, CD Rate Loans and/or Eurodollar Loans, as the case may be, made by the Banks under the Banks' Revolving Credit Notes, it being the intention of the parties hereto that (i) all indebtedness evidenced by the Prior Revolving Notes on the Second Amendment Effective Date shall thereafter be solely evidenced by the Revolving Credit Notes, and (ii) the liens created by the Current Mortgages shall be carried forward and continued in full force and effect for the purpose of securing the Revolving Credit Notes. Upon receipt of its Revolving Credit Note, each Bank will mark its Prior Revolving Note "Repaid through Renewal" and return its Prior Revolving Note to the Borrower as soon as practicable."

         4.      MODIFICATION OF EXHIBIT 1.1.      Exhibit 1.1 attached to the
Credit Agreement is hereby amended to read in its entirety as set forth in Annex A attached hereto and made a part hereof.

         5.      MODIFICATION OF EXHIBIT 1.2.      Exhibit 1.2 attached to the
Credit Agreement is hereby amended to read in its entirety as set forth in Annex B attached hereto and made a part hereof.

         6.      MODIFICATION OF EXHIBIT 1.3(A) AND 1.3(B).     Exhibits 1.3(A)
and 1.3(B) attached to the Credit Agreement are hereby amended to read in their entirety as set forth in Annex C attached hereto and made a part hereof.

         7.      MODIFICATION OF EXHIBIT 2.4-A.     Exhibit 2.4-A attached to
the Credit Agreement is hereby amended to read in its entirety as set forth in Annex D attached hereto and made a part hereof.

         8.      REPRESENTATIONS AND WARRANTIES OF THE BORROWER.    The
Borrower hereby represents and warrants that (a) the Borrower has the corporate power, authority and legal right to execute and deliver this Second Amendment, the Revolving Credit Notes in the form of Annex C attached hereto and the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement in the form of Annex E attached hereto, and to perform the Credit Agreement as amended through the Second Amendment, the Revolving Credit Notes, and the Original Mortgages as amended through the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement and has taken all necessary corporate action to authorize the execution and delivery of this Second Amendment, the Revolving Credit Notes and the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement and the performance of the Credit Agreement as amended through this Second Amendment, the Revolving Credit Notes, and the Original Mortgages as amended through the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement, (b) this Second Amendment, the Revolving Credit Notes and the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement have been duly authorized, executed and delivered on behalf of the Borrower, (c) each of the Credit Agreement as amended through this Second Amendment, the Revolving Credit Notes and the Original Mortgages as amended through the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or other similar law affecting the same, (d) the representations and warranties contained in Section 4 of the Credit Agreement as amended through this Second Amendment are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except those which specifically relate to a prior date and except as otherwise specifically disclosed to the Administrative Agent and (e) no Event of Default or Default
(as such terms are defined in the Credit Agreement as amended through this Second Amendment) has occurred and is continuing.

         9.      EFFECTIVENESS.   This Second Amendment shall become effective
on the date when each of the following conditions shall have been fulfilled (the "Second Amendment Effective Date"):

                 (a) this Second Amendment shall have been duly executed and delivered by the Borrower, the Administrative Agent and each of the Banks;

                 (b) a Revolving Credit Note in the form of Annex C to this Second Amendment shall have been duly executed and delivered by the Borrower to each of the Banks;

                 (c) a Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement the in the form of Annex E to this Second Amendment shall have been duly executed and delivered by the Borrower, the Administrative Agent and the Trustee;

                 (d) the Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent and dated as of the date hereof, from the Secretary or Assistant Secretary of the Borrower as to (i) the election, incumbency and signatures of the officer(s) of the Borrower executing this Second Amendment, the Revolving Credit Note and the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement, (ii) the resolutions (attaching a copy of same) of the Board of Directors or shareholders of the Borrower authorizing this Second Amendment, the Revolving Credit Notes and the Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production and Security Agreement and (iii) no amendments, modifications, changes or alterations to, or revocation, repeal or supersession of, (x) its Certificate of Incorporation since March 9, 1992, and (y) its Bylaws since March 9, 1992;

                 (e) the Administrative Agent shall have received (i) a certificate from the Secretary of State of Delaware as to the incorporation, existence and good standing of the Borrower and (ii) a certificate from the Secretary of State of the States of Texas, Oklahoma and New Mexico as to the qualification and good standing of the Borrower; and

                 (f) the Company shall have executed and delivered, or caused to be executed and delivered, such other documents and instruments and taken such other actions as the Bank may reasonably request in connection with this Second Amendment or the matters referred to herein.

         10. RATIFICATION. Except as amended and modified by this Second Amendment, the Credit Agreement shall continue in full force and effect. The Credit Agreement, the First Amendment and this Second Amendment shall be read, taken and construed as one and the same instrument.

         11. COUNTERPARTS. This Second Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

         12. CERTAIN DEFINED TERMS. Capitalized terms used herein without definition shall have the meaning assigned to them in the Credit Agreement.
The term "Credit Agreement" as defined and used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by the Borrower in connection with the Credit Agreement shall mean the Credit Agreement as amended through this Second Amendment. The term "TCBSA" as used in the Credit Agreement as amended through this Second Amendment and in the other Loan Documents shall be deemed to be a reference to TCB. The term "Co-Agents" as used in the Credit Agreement as amended through this Second Amendment and in the other Loan Documents shall be deemed to be a reference to the Administrative Agent.

         13. GOVERNING LAW. THE CREDIT AGREEMENT AS AMENDED THROUGH THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

         14. FINAL AGREEMENT. THE CREDIT AGREEMENT AS AMENDED THROUGH THIS SECOND AMENDMENT, THE REVOLVING CREDIT NOTES, THE ORIGINAL MORTGAGES AS AMENDED THROUGH THE FOURTH AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION AND SECURITY AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered as of the date first above written.

                                       SAGE ENERGY COMPANY


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                               Address for Notices:

                                               10101 Reunion Place, Suite 800
                                               San Antonio, Texas 78216
                                               Telecopy : (210) 340-3182
                                               Attention: Jesse Minor


                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION


                                        By: ____________________________________

                                        Name:  Scott H. Richardson
                                        Title: Vice President

                                               Address for Notices:

                                               712 Main Street
                                               Houston, Texas 77002
                                               Telecopy: (713) 216-4117
                                               Attention: Manager, Energy Group

                                                                     Exhibit 1.1
                                                             to Credit Agreement

                          ANNEX A TO SECOND AMENDMENT

                         NAME AND COMMITMENTS OF BANKS


                                     Amount of Revolving
                                          Credit                   Amount of Total
      Banks                             Commitment                    Commitment              Percentage
      -----                             ----------                    ----------              ----------
 Texas Commerce Bank                    $3,000,000                    $3,000,000                 100%
   National Association

                                                                     Exhibit 1.2
                                                                Credit Agreement

                          ANNEX B TO SECOND AMENDMENT

                              MORTGAGE AMENDMENTS

         1. First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(A) hereto.

         2. First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(B) hereto.

         3. Second Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(A) hereto.

         4. Second Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(B) hereto.

         5. Third Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(A) hereto.

         6. Third Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(B) hereto.

         7. Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(A) hereto.

         8. Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement covering the Original Mortgage described in Exhibit 1.3(B) hereto.

                                                               Exhibit 1.3(A) to
                                                                Credit Agreement
                          ANNEX C TO SECOND AMENDMENT

                                 RECORDING DATA

                        SAGE ENERGY COMPANY (MORTGAGOR)
                                      AND
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                       AS ADMINISTRATIVE AGENT (MORTGAGEE)

- - - - --------------------------------------------------------------------------------------------------------------
  MORTGAGE NAME    MORTGAGOR NAME AND       LOCATION OF         REC. DATE AND          FILING DATE AND
  AND ADDRESS      ADDRESS                  FILING              REC. NO. OF MORTGAGE   REC. NO. OF UCC-1 F.S.
==============================================================================================================
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Bk. 816, Pg. 156       Bk. 816, Pg. 141
  Association      Suite 800                Clerk's Office      590241                 590240
  712 Main Street  San Antonio, Texas       Texas Co.,          Refiled on
  Houston, Texas   78216                    Oklahoma            01/17/92
  77002                                                         Bk. 0854, Pg. 202
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      UCC Records         01/17/92               05/18/89
  Bank, National   10101 Reunion Place,     Oklahoma Co.,       NO0211                 NO2225
  Association      Suite 800                Oklahoma
  712 Main Street  San Antonio, Texas
  Houston, Texas   78216
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      UCC Records         N/A                    05/10/89
  Bank, National   10101 Reunion Place,     Sec. of State,                             111930 and
  Association      Suite 800                Texas                                      11/06/90
  712 Main Street  San Antonio, Texas                                                  010397
  Houston, Texas   78216                                                               (Brazos Co.)
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      UCC Records         N/A                    01/16/90
  Bank, National   10101 Reunion Place,     Sec. of State,                             010397
  Association      Suite 800                Texas
  712 Main Street  San Antonio, Texas
  Houston, Texas   78216
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Bk.89674, Pg. 21       Bk.89674, Pg. 67
  Association      Suite 800                Clerk's Office      13876                  13877
  712 Main Street  San Antonio, Texas       Brazoria Co.,
  Houston, Texas   78216                    Texas
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       01/16/90               03/06/90
  Bank, National   10101 Reunion Place,     Records County      Vol.1162,Pg.657        Vol.1170, Pg.786
  Association      Suite 800                Clerk's Office      439136                 441398
  712 Main Street  San Antonio, Texas       Brazos Co., Texas
  Houston, Texas   78216
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Vol. 125, Pg.548       Vol.125,Pg.655
  Association      Suite 800                Clerk's Office      1535                   1536
  712 Main Street  San Antonio, Texas       Burleson Co.,
  Houston, Texas   78216                    Texas
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Vol. 0162,Pg.656       Vol.0162, Pg.706
  Association      Suite 800                Clerk's Office      106074                 106075
  712 Main Street  San Antonio, Texas       Crockett Co.,
  Houston, Texas   78216                    Texas
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/16/89               05/16/89
  Bank, National   10101 Reunion Place,     Records County      Vol.868,Pg.343         Vol.868,Pg.395
  Association      Suite 800                Clerk's Office      6952                   6953
  712 Main Street  San Antonio, Texas       Ector Co., Texas
  Houston, Texas   78216
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Vol.781,Pg.746         Vol.781,Pg.819
  Association      Suite 800                Clerk's Office      2283                   2284
  712 Main Street  San Antonio, Texas       Fayette Co.,
  Houston, Texas   78216                    Texas
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Vol.131, Pg.396        Vol.131, Pg.445
  Association      Suite 800                Clerk's Office      72147                  72148
  712 Main Street  San Antonio, Texas       Reagan Co., Texas
  Houston, Texas   78216
  77002
- - - - --------------------------------------------------------------------------------------------------------------
  Texas Commerce   Sage Energy Company      Real Property       05/18/89               05/18/89
  Bank, National   10101 Reunion Place,     Records County      Vol.123, Pg.412        Vol.123, Pg.467
  Association      Suite 800                Clerk's Office      B40886                 B40887
  712 Main Street  San Antonio, Texas       Winkler Co.,
  Houston, Texas   78216                    Texas
  77002
==============================================================================================================

- - - - -----------------------------------------------------------------------------------------------------
  FILING DATE AND REC.     FILING DATE AND REC.    FILING DATE AND REC.      FILING DATE AND
  NO. OF 1ST AMEND. TO     NO. OF 2ND AMEND. TO    NO. OF 3RD AMEND. TO      REC. NO. OF UCC-3
  MORTGAGE                 MORTGAGE                MORTGAGE                  F.S.
=====================================================================================================
  01/17/90                 01/08/91                03/26/92                  12/04/90
  Bk.826, Pg.549           Bk.840, Pg.1            Bk. 0856, Pg.0754         109854 and
  593368                   598501                  604080                    Vol. 838, Pg.525
                                                                             11/26/90
                                                                             109853
- - - - -----------------------------------------------------------------------------------------------------
  01/26/90                 11/26/90                03/13/92                  11/26/90
  NO0394                   NO4770                  Bk.6266, Pg. 1469         NO4769 and
                                                   00027285                  02/12/91
                                                                             006840
- - - - -----------------------------------------------------------------------------------------------------
  N/A                      N/A                     N/A                       1. Partial Release
                                                                                11/16/89
                                                                                568685
                                                                             2. Partial Release
                                                                                02/26/90
                                                                                612505
                                                                             3. Amendment
                                                                                11/21/90
                                                                                111930
- - - - -----------------------------------------------------------------------------------------------------
  N/A                      N/A                     N/A                       N/A
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/17/92                  N/A
  Bk. 90748, Pg.880        Bk.90853, Pg.164        Bk. 921010, Pg. 164
  1026                     33199                   8502
- - - - -----------------------------------------------------------------------------------------------------
  01/17/90                 11/28/90                03/17/92                  N/A
  Vol.1162, Pg.704         Vol.1223, Pg.510        Vol.1447, Pg.73
  439137                   455575                  485056
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/12/92                  N/A
  Vol.128, Pg.16           Vol.130,Pg.654          Vol.135, Pg.285
  180                      6395                    1302
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/13/92                  N/A
  Vol.0165, Pg.087         Vol.0168, Pg.714        Vol.476, Pg.290
  107811                   109982                  113175
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/17/92                  N/A
  Vol.881,Pg.598           Vol.899,Pg.277          Vol.927, Pg.668
  563                      16103                   4128
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/12/92                  N/A
  Vol.793,Pg.257           Vol.808,Pg.663          Vol.833, Pg.334
  179                      6445                    2106
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                03/09/92                  N/A
  Vol.137, Pg.216          Vol.142,Pg.45           Vol. 147, Pg.391
  73432                    75210                   77706
- - - - -----------------------------------------------------------------------------------------------------
  01/12/90                 11/26/90                N/A                       N/A
  Vol.125, Pg.21           Vol.126,Pg.778
  B42754                   B44833
=====================================================================================================

                                                               Exhibit 1.3(B) to
                                                                Credit Agreement
                          ANNEX C TO SECOND AMENDMENT

                                 RECORDING DATA
                        SAGE ENERGY COMPANY (MORTGAGOR)
                                      AND
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                      AS ADMINISTRATIVE AGENT (MORTGAGEE)


- - - - ---------------------------------------------------------------------------------------------------------------------
  MORTGAGE NAME AND      MORTGAGOR NAME AND        LOCATION OF FILING     REC. DATE AND REC.   FILING DATE AND
  ADDRESS                ADDRESS                                          NO. OF MORTGAGE      REC. NO. OF UCC-1 F.S.
=====================================================================================================================
  Texas Commerce         Sage Energy Company       Sec. of State, New     N/A                  05/18/89
  Bank, National         10101 Reunion Place,      Mexico                                      890518048
  Association            Suite 800
  712 Main Street        San Antonio, Texas
  Houston, Texas         78216
  77002
- - - - ---------------------------------------------------------------------------------------------------------------------
  Texas Commerce         Sage Energy Company       Eddy Co., New          05/18/89             05/18/89
  Bank, National         10101 Reunion Place,      Mexico                 Bk.45, Pg.231        8900609
  Association            Suite 800                                        894537
  712 Main Street        San Antonio, Texas
  Houston, Texas         78216
  77002
- - - - ---------------------------------------------------------------------------------------------------------------------
  Texas Commerce         Sage Energy Company       Lea Co., New Mexico    05/24/89             05/24/89
  Bank, National         10101 Reunion Place,                             Bk.533, Pg.745       Bk.31, Pg.501
  Association            Suite 800                                        046624               046625
  712 Main Street        San Antonio, Texas
  Houston, Texas         78216
  77002
=====================================================================================================================


- - - - ------------------------------------------------------------------------------------------------
  FILING DATE AND REC.    FILING DATE AND REC.    FILING DATE AND REC.       FILING DATE AND
  NO. OF 1ST AMEND. TO    NO. OF 2ND AMEND. TO    NO. OF 3RD AMEND. TO       REC. NO. OF UCC-3
  MORTGAGE                MORTGAGE                MORTGAGE                   F.S.
================================================================================================
  N/A                     N/A                     N/A                        02/12/91
                                                                             890518048
- - - - ------------------------------------------------------------------------------------------------
  02/22/90                11/26/90                03/23/92                   N/A
  Bk.63, Pg.201           Bk.81, Pg.1115          Bk.118, Pg.1091
  901686                  9011030                 923201
- - - - ------------------------------------------------------------------------------------------------
  01/17/90                11/23/90                03/20/92                   N/A
  Bk.543, Pg.827          Bk. 557, Pg. 437        Mtg.574, Pg.620
  57143                   235                     19708
================================================================================================

                                                                   Exhibit 2.4-A
                                                             to Credit Agreement

                          ANNEX D TO SECOND AMENDMENT

                         FORM OF REVOLVING CREDIT NOTE

$3,000,000                                                           May 9, 1995


         FOR VALUE RECEIVED, in accordance with the terms and provisions of the Credit Agreement (as hereinafter defined), and in any event on or before the Termination Date, unless the maturity is earlier accelerated, the undersigned, SAGE ENERGY COMPANY, a Delaware corporation (the "Borrower"), promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Payee") the lesser of THREE MILLION and NO/100 Dollars ($3,000,000.00) or the aggregate principal amount of Revolving Credit Loans made by the Payee to the Borrower as shown either on the schedule attached hereto (and any continuation thereof or in the records of the Payee as provided in the Second Amended and Restated Credit Agreement dated March 9, 1992 among the Borrower, the Administrative Agent, the Payee and the other Banks named therein, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 1993 and by Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 1995 and as the same may from time to time be amended or modified and in effect (the "Credit Agreement"). Defined terms used but not defined herein are used as defined in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, on the dates and at the rates per annum as specified in the Credit Agreement (whichever of such rates shall be in effect from time to time); provided, however, that in no event shall the rate of interest per annum derived by calculations considering all sums contracted for by, charged to, or received from the Borrower in respect hereof or in relation hereto for the use, forbearance or detention of the indebtedness evidenced hereby ever exceed the Highest Lawful Rate. Interest shall accrue from the date Loan proceeds are advanced to, but excluding, the date that payment in immediately available funds is actually received by the Administrative Agent.

         Payments of both principal and interest are to be made in lawful money of the United States of America at the office of the Administrative Agent, 712 Main Street, Houston, Texas 77002 on the dates when due.

         This Note is the Revolving Credit Note described in, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the happening of certain stated events and for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and further provisions to the effect that no provision of the Credit Agreement, the Security Documents or this Note shall require or permit the payment or collection of interest in excess of the Highest Lawful Rate.

         This Note is secured by the Security Documents, as amended, and the collateral described therein, and reference is hereby made to the Credit Agreement for a description of the Security Documents and such collateral.

         In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement, the Borrower agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         Except as otherwise expressly provided for in the Credit Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, protest, notice (including, but not limited to, notice of intent to accelerate and notice of acceleration) of any kind, and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agree that his, her or its liability on or with respect to this Note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security.

         This note is issued in exchange for and includes, but not in extinguishment of, the indebtedness evidenced by (i) that certain Prior Revolving Note dated March 9, 1992, issued by Maker payable to the order of Payee in the original principal amount of up to NINE MILLION AND NO/100 DOLLARS ($9,000,000) and (ii) that certain Prior Revolving Note dated March 9, 1992, issued by Maker payable to the order of Texas Commerce Bank - San Antonio, N.A. (predecessor-in-interest to Payee) in the original principal amount of up to ONE MILLION AND NO/100 DOLLARS ($1,000,000).

         This Note has been delivered in Houston, Texas and shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States of America from time to time in effect.


                                        SAGE ENERGY COMPANY

                                        By:____________________________

                                        Title:_________________________

                        LOANS AND PAYMENTS OF PRINCIPAL


- - - - ------------------------------------------------------------------------------------------------------------------------
      Date          Amount of Loan         Type of Loan       Amount of          Maturity        Notation
                                                           Principal Repaid        Date          Made By
========================================================================================================================

- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------


- - - - ------------------------------------------------------------------------------------------------------------------------

                                                                      Annex E to
                                                                Second Amendment
                         FOURTH AMENDMENT TO MORTGAGE,
                    DEED OF TRUST, ASSIGNMENT OF PRODUCTION
                             AND SECURITY AGREEMENT

         This Fourth Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (this "Fourth Mortgage Amendment") dated effective as of May 9, 1995 is made and entered into among Sage Energy Company, a Delaware corporation and successor-in-interest through merger to Sage Energy Company, a Texas corporation (herein called the "Mortgagor"), James C. Nicholas, Houston, Texas as Trustee (herein called the "Trustee") and Texas Commerce Bank National Association (herein called "TCB"), as administrative agent for the ratable benefit of the Secured Parties, as hereinafter defined (herein, in such capacity, together with any successor(s) in such capacity, call the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, Sage Energy Company, a Texas corporation ("Texas Sage") and Sage Acquisition Corporation, a Texas corporation ("Acquisition") entered into that certain Credit Agreement dated as of May 16, 1989 (the "1989 Agreement") with certain banks and other financial institutions named in the 1989
Agreement (the "Secured Parties"), Texas Commerce Bank - San Antonio, N.A. ("TCBSA") and TCB as co-agents for the ratable benefit of the Secured Parties (the "Co-Agents") and the Administrative Agent for the ratable benefit of the Secured Parties, providing, among other things, for loans to be made by the Secured Parties to Texas Sage on the terms and conditions therein set forth; and

         WHEREAS, by Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 16, 1989 (the "Original Mortgage"), Texas Sage, in addition to the other matters set forth therein, mortgaged to the Trustee, for the use and benefit of the Administrative Agent, and to the Administrative Agent for the ratable benefit of the Secured Parties, all right, title and interest of Texas Sage, whether now owned or hereafter acquired, in all of the properties, rights and interests set forth in Exhibit A to the Original Mortgage as security for the payment of all amounts at any time owing and from time to time owing by Texas Sage to the Secured Parties under the 1989 Agreement, counterparts of the Original Mortgage being filed for record in the recorders' offices listed on Schedule I hereof under the reference or file number(s) set forth thereon; and

         WHEREAS, Texas Sage entered into that certain Amended and Restated Credit Agreement dated as of January 9, 1990 with the Administrative Agent, the Co-Agents and the Secured Parties amending the 1989 Agreement in certain respects and as so amended restating the 1989 Agreement in its entirety (the "1990 Agreement"); and

         WHEREAS, by First Amendment and Supplement to Mortgage, Deed of Trust, Assignment of Production and Security Agreement dated as of January 9, 1990 (the "First Mortgage Amendment") among Texas Sage, the Administrative Agent and the Trustee, the Original Mortgage was amended in accordance with its terms to reflect the execution and delivery of the 1990 Agreement and the changes contained therein; counterparts of the First Mortgage Amendment being filed for record in the recorders' offices listed on Schedule I hereof under the reference or file number(s) set forth thereon; and

         WHEREAS, Texas Sage entered into that certain First Amendment to Amended and Restated

Credit Agreement dated as of November 12, 1990 (the "First Amendment to 1990 Agreement") with the Administrative Agent, the Co-Agents and the Secured Parties amending the 1990 Agreement in certain respects (the 1990 Agreement as amended through the First Amendment to 1990 Agreement is herein referred as the "Amended 1990 Agreement"); and

         WHEREAS, by Second Amendment and Supplement to Mortgage, Deed of Trust, Assignment of Production and Security Agreement dated as of November 12, 1990 (the "Second Mortgage Amendment") among Texas Sage, the Administrative Agent and the Trustee, the Original Mortgage was further amended in accordance with its terms to reflect the execution and delivery of the First Amendment to 1990 Agreement and the changes contained therein; counterparts of the Second Mortgage Amendment being filed for record in the recorders' offices listed on
Schedule I hereof under the reference or file number(s) set forth thereon; and

         WHEREAS, by Agreement and Plan of Merger made and entered into as of the 10th day of December, 1991, by and between Texas Sage and the Mortgagor, Texas Sage was merged into the Mortgagor effective as of December 31, 1991 (the "Merger"). As a result of the Merger, the Mortgagor became liable for all liabilities and obligations of Texas Sage under the Amended 1990 Agreement and the owner of the Mortgaged Property (as defined in the Original Mortgage as amended through the Second Mortgage Amendment) subject to the Lien of the Original Mortgage as amended through the Second Mortgage Amendment; and

         WHEREAS, the Mortgagor entered into that certain Second Amended and Restated Credit Agreement dated as of March 9, 1992 with the Administrative Agent, the Co-Agents and the Secured Parties further amending the Amended 1990 Agreement to reflect the Merger, to increase the amount available to be borrowed under the Amended 1990 Agreement by means of a revolving credit facility and to effect certain other changes in the various provisions of the Amended 1990 Agreement and as so amended restating the Amended 1990 Credit Agreement in its entirety (the Amended 1990 Agreement as so amended and restated is hereinafter called the "1992 Agreement"); and

         WHEREAS, by Third Amendment and Supplement to Mortgage, Deed of Trust, Assignment of Production and Security Agreement dated as of March 9, 1992 (the "Third Mortgage Amendment") among Mortgagor, the Administrative Agent and the Trustee, the Original Mortgage was further amended in accordance with its terms to reflect the execution and delivery of the 1992 Agreement and the changes contained therein; counterparts of the Third Mortgage Amendment being filed for record in the recorders' offices listed on Schedule I hereof under the reference or file number(s) set forth thereon; and

         WHEREAS, the Original Mortgage as amended through the Third Mortgage Amendment covers the Mortgaged Property described therein, including, without limitation, (with respect to those jurisdictions that do not allow descriptions of the Mortgaged Property solely by reference to the Original Mortgage as amended through the Third Mortgage Amendment) the Mortgaged Property described on Exhibit A attached hereto;

         WHEREAS, the Original Mortgage as amended through the Third Mortgage Amendment grants a lien on, and security interest in, the Mortgaged Property to secure certain Indebtedness owing by Mortgagor to the Secured Parties;

         WHEREAS, the Indebtedness secured by the Original Mortgage as amended through the Third Mortgage Amendment includes, without limitation, all indebtedness and other obligations of the Mortgagor arising under (i) two certain restated promissory notes each dated March 9, 1992, in the original aggregate principal amount of Ten Million and NO/100 Dollars ($10,000,000.00) made by

Mortgagor and payable to the order of each of the Secured Parties on or before June 30, 1995 (the "Prior Notes");

         WHEREAS, Texas Commerce Bank - San Antonio, N.A. was merged into Texas Commerce Bank National Association;

         WHEREAS, concurrently herewith the 1992 Agreement is being further amended to, among other things, extend (i) the "Termination Date" from June 30, 1995 until June 30, 1997, and (ii) to increase the "Revolving Credit Commitment" from $500,000.00 to $3,000,000 pursuant to a Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 1995 among the Mortgagor, the Secured Parties, and the Administrative Agent (the "Amended Credit Agreement");

         WHEREAS, in connection with the execution and delivery of Amended Credit Agreement, the Secured Parties, the Mortgagor and the Administrative Agent for the Secured Parties desire to further amend the Original Mortgage in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto do hereby agree as follows:

         Section 1. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned to that term in the Original Mortgage as amended through this Fourth Mortgage Amendment.

         Section 2. With respect to properties covered hereby located in the State of Oklahoma, all references in this Fourth Mortgage Amendment to "Exhibit A" or "Exhibit A to the Original Mortgage" shall mean Exhibit A attached hereto.

         Section 3. It is intended by the parties hereto that the Original Mortgage as amended through this Fourth Mortgage Amendment shall cover and affect Mortgagor's entire present and future interest in the Leases and the Subject Interests and the Lands without regard to the proration unit or pooled unit limitations or the listing of specific wells or units on Exhibit A. The listing of the wells and the descriptions of the proration units or pooled units with respect to a particular well is not intended to limit or restrict the description of the Leases. The listing of the wells and the description of proration units, pooled units and the Mortgagor's Unit Net Revenue Interest and Unit Working Interest in Exhibit A is made for the sole purpose of giving effect to the title warranties of Mortgagor contained in the Original Mortgage.

         Section 4. The Mortgagor, for and in consideration of the premises and of the debts and trusts contained herein or in the Original Mortgage as amended through the Third Mortgage Amendment and for the advances of Revolving Credit Loans under the Amended Credit Agreement (including future advances pursuant to the provisions of the Amended Credit Agreement) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does hereby grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto Trustee, for the use and benefit of the Administrative Agent for the ratable benefit of the Secured Parties, and to the Administrative Agent for the ratable benefit of the Secured Parties with power of sale, a security interest in, and a Lien on, all of Mortgagor's rights, titles, interests and estates in, to, under, derived, from or with respect to all of the following described real and personal property, whether now owned or hereafter acquired, namely:

                 (a)      the Subject Interests;

                 (b)      the Subject Minerals;

                 (c)      the Production Sale Contracts;

                 (d)      the Operating Equipment;

                 (e) all unitization, communitization, operating agreements, pooling agreements and declarations of pooled units and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency providing for pooling or unitization, spacing orders or other well permits and other instruments) which relate to or affect all or any portion of the Subject Interests including, without limitation, those units which may be specifically described or referred to in Exhibit A to the Original Mortgage, as amended;

                 (f) all accounts receivable and other accounts, contract rights, operating rights, general intangibles, chattel paper, documents and instruments arising under the Production Sale Contracts;

                 (g) all accounts receivable and other accounts, contract rights, general intangibles, documents and instruments arising under the Bank Hedging Agreement(s);

                 (h) all oil and gas produced, and/or general intangibles, accounts and other rights to payment under any and all contracts under which the Mortgagor is entitled to share in the production from or the proceeds of production from any oil and/or gas wells described in Exhibit A to the Original Mortgage, as amended, operated by others and producing from oil and gas leases the record title of which is not the Mortgagor, including, without limitation, operating agreements, revenue sharing agreements and other similar or dissimilar agreements;

                 (i) all subleases, farmout agreements, assignments of interest, assignments of operating rights, contracts, operating agreements, bidding agreements, advance payment agreements, rights-of-way, surface leases, franchises, servitudes, privileges, permits, licenses, easements, tenements, hereditaments, improvements, appurtenances, and benefits now existing or in the future obtained and incident and appurtenant to any of the foregoing;

                 (j)      all Well Data which relates to any of the foregoing;

                 (k) any Liens and security interests in the Subject Interests securing payment of proceeds from the sale of the Subject Minerals including, but not limited to, those liens and security interests provided for in Tex. Bus. & Com. Code Ann. Section 9.319 (Tex. UCC) (Vernon Supp. 1988) and in the Okla. Oil and Gas Owners' Lien Act codified as 52 Okla. Stat. Sections 548-548.6;

                 (l) all other rights, titles and interests of Mortgagor in, to and under or derived from the Lands, the Leases, the Production Sale Contracts and other properties described in Exhibit A to the Original Mortgage, as amended, even though the Mortgagor's interest therein may be incorrectly or insufficiently described or referred to in Exhibit A to the Original Mortgage, as amended;

                 (m) any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Mortgagor or by anyone on

         Mortgagor's behalf, and the Administrative Agent and Trustee are hereby authorized to receive the same as additional security for the ratable benefit of the Secured Parties;

                 (n) all balances, credits, deposits, accounts and monies of the Mortgagor with or in the possession of the Administrative Agent or any Secured Party; and

                 (o) any and all proceeds, returns, rents, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any insurance payable with respect to damage, loss or destruction of, the items described in subparagraphs(a) through (n) above;

         together with any and all corrections or amendments to, or renewals, extensions or ratifications of, any of the same, or of any instrument relating thereto, all the aforesaid properties, rights and interests which are hereby subjected to the Lien of this instrument, together with any additions thereto which may be subjected to the Lien of this instrument by means of supplements hereto, being hereinafter called the "Mortgaged Property".

         Subject, however, to (i) Permitted Encumbrances, (ii) the assignment of production contained in Article VI of the Original Mortgage as amended through this Fourth Mortgage Amendment and (iii) the condition that neither the Trustee nor the Administrative Agent shall be liable in any respect for the performance of any covenant or obligation of the Mortgagor in respect of the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, the Administrative Agent and their respective successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements and obligations of Mortgagor contained in the Original Mortgage as amended through this Fourth Mortgage Amendment, the Amended Credit Agreement, the other Loan Documents or the Bank Hedging Agreements.

         BUT IN TRUST, NEVERTHELESS, for the benefit and security of the holders of the Indebtedness and upon the trusts and subject to the terms and provisions set forth herein.

         Section 5. The Mortgagor, in consideration of the premises and to induce the Secured Parties to advance Revolving Credit Loans pursuant to the terms of the Amended Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged hereby covenants and agrees with both the Trustee and the Administrative Agent for the ratable and proportionate benefit of the Secured Parties as set forth in the Original Mortgage as amended through this Fourth Mortgage Amendment.

         Section 6. Without limiting any of the provisions of the Original Mortgage as amended through this Fourth Mortgage Amendment, Mortgagor, for and in consideration of the premises and of the debts and trusts mentioned herein and in the Original Mortgage as amended through this Fourth Mortgage Amendment, and to induce the Secured Parties to advance Revolving Credit Loans pursuant to the terms of the Amended Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, has heretofore granted and does hereby grant unto the Administrative Agent for the ratable benefit of the Secured Parties, a first Lien upon and a security interest in all the Mortgaged Property insofar as such Mortgaged Property consists of equipment, accounts, contract rights, instruments, general intangibles, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character (including both those now and those hereafter existing) to the full extent that such Mortgaged Property may be subject to the Uniform Commercial Code of the State where such Mortgaged Property is located, including all products and proceeds of such Mortgaged Property, subject only to Permitted Encumbrances, as security for the payment of the Indebtedness and to secure the performance of the covenants, agreements and obligations of Mortgagor contained in the Original Mortgage as amended through this Fourth Mortgage Amendment, the Amended Credit Agreement, the other Loan Documents and the Bank Hedging Agreement(s).

         Section 7.

         7.1 Section 1.1 of the Original Mortgage is hereby amended by changing the definition therein of "Credit Agreement" to read in its entirety as follows:

                 "Credit Agreement shall mean that certain Second Amended and Restated Credit Agreement dated as of March 9, 1992 by and among Mortgagor, the banks party thereto, Texas Commerce Bank National Association and Texas Commerce Bank - San Antonio, N.A., as Co-Agents and the Administrative Agent for the ratable benefit of the banks party thereto, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 1993 among Mortgagor, the banks party thereto, Texas Commerce Bank National Association and Texas Commerce Bank - San Antonio, N.A., as Co-Agents and the Administrative Agent for the ratable benefit of the banks party thereto and by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 1995 among Mortgagor, the banks party thereto, Texas Commerce Bank National Association and Texas Commerce Bank - San Antonio, N.A., as Co-Agents and the Administrative Agent for the ratable benefit of the banks party thereto, and as same may from time to time be further amended, modified, supplemented and/or restated.

         7.2 Section 1.1 of the Original Mortgage is hereby amended by changing the definition of "Indebtedness" therein to read in its entirety as follows:

                 "Indebtedness" shall mean and include at any particular time, all loans, advances, reimbursement obligations, debts, liabilities, obligations, covenants and duties owing to the Administrative Agent, any Secured Party, any Bank Counterparty(ies), any Affiliate of any of the foregoing or any of their respective successors and assigns, from or assumed by Mortgagor of any kind or nature, present or future arising under the Credit Agreement, the Revolving Credit Note(s), or under any other Loan Document or any Bank Hedging Agreement(s) and all amendments, extensions or renewals or restatements thereof, whether for principal, interest (including, without, limitation, that, but for the filing of a petition in bankruptcy with respect to the Mortgagor, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owned with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured parties as a preference, fraudulent transfer or otherwise and all obligations or liabilities of every nature of Mortgagor now or hereafter existing under this Mortgage (all such obligations of Mortgagor being the "Indebtedness").

         7.3 Section 1.1 of the Original Mortgage is hereby further amended by amending the definition therein of "Revolving Notes and Revolving Note" to read in its entirety as follows:

                 "Revolving Credit Note(s)" shall mean that certain promissory note dated May 9, 1995 issued by the Mortgagor in the principal sum of Three Million and NO/100 Dollars ($3,000,000) and payable to the order of Texas Commerce Bank National Association bearing interest at the rates provided for in the Credit Agreement and providing for the acceleration of maturity as set forth in the Credit Agreement, and with a present maturity date of June 30, 1997, all as more particularly described therein or in the Credit Agreement.

         Section 8. Mortgagor hereby represents and warrants that (a) the representations and warranties contained in Article III of the Original Mortgage as amended through this Fourth Mortgage Amendment are true and correct in all material respects on and as of the date hereof as though made by Mortgagor on and as of such date except for those which specifically relate to a prior date, (b) no event has occurred and is continuing which upon the giving of notice or the lapse of time or both would constitute an Event of Default other than those effectively waived by the Secured Parties pursuant to the terms of this Agreement and (c) this Fourth Mortgage Amendment has been duly authorized, executed and delivered on its behalf and constitutes one of its valid and legally binding agreements enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or moratorium of other similar laws relating to creditor's rights.

         Section 9. Except as expressly amended hereby, the Original Mortgage as amended through this Fourth Mortgage Amendment shall remain in full force and effect. Mortgagor hereby covenants and agrees, until all Indebtedness (as defined in the Original Mortgage as amended through this Fourth Mortgage Amendment) is paid in full, to perform for the benefit of the Secured Parties all of the covenants of Mortgagor set forth in the Original Mortgage as amended through this Fourth Mortgage Amendment. The Original Mortgage as amended through this Fourth Mortgage Amendment, and all liens, rights and powers created thereby or thereunder are in all respects hereby ratified and confirmed, and the Original Mortgage as amended through this Fourth Mortgage Amendment shall be read, taken and construed as one and the same instrument. Nothing in this Fourth Mortgage Amendment releases any right, claim, lien, security interest or entitlement of the Secured Parties or a Secured Party, the Administrative Agent, or the Trustee created by or contained in the Original Mortgage as amended through this Fourth Mortgage Amendment, nor is the Mortgagor released from any warranty, representation or obligation created by or contained in the Original Mortgage as amended through this Fourth Mortgage Amendment.

         Section 10. This Fourth Mortgage Amendment (a) shall be binding upon and inure to the benefit of the Mortgagor, the Secured Parties, the Trustee, and the Administrative Agent and their respective successors and assigns upon the execution and delivery hereof by the Mortgagor, the Administrative Agent, and the Trustee and (b) may be modified or amended only by a writing signed by such of the parties to the Original Mortgage as are required by the provisions of the Original Mortgage and the Amended Credit Agreement. This instrument may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation, in any particular counterpart, portions of Exhibit A which describe properties situated in counties other than the country in which such counterpart is to be recorded may have been omitted. The headings herein shall be accorded no significance in interpreting this Fourth Mortgage Amendment.

         Section 11. The Mortgagor hereby acknowledges the validity of the Lien of the Original Mortgage as amended through this Fourth Mortgage Amendment.

         IN WITNESS WHEREOF, the Mortgagor has executed or caused to be executed this Fourth

Amendment of Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement in multiple originals effective as of the date first written above.


                                         MORTGAGOR:
The address of the Mortgagor/Debtor is:
                                         SAGE ENERGY COMPANY
10101 Reunion Place, Suite 800
San Antonio, Texas  78216
                                         By:
                                             ----------------------------------
                                         Name:   Jesse Minor
[SEAL]                                   Title:  President

ATTEST:

By:
   --------------------------------
Name:    Michael Amini
Title:   Secretary



                                         ADMINISTRATIVE AGENT:
The address of Mortgage/Secured
Party is:                                TEXAS COMMERCE BANK
                                           NATIONAL ASSOCIATION
712 Main Street                          As the Administrative Agent
Houston, Texas  77002
                                         By:
                                             ----------------------------------
ATTEST:                                  Name:   Scott H. Richardson
                                         Title:   Vice President
By:
   --------------------------------
Name:    Michael O. Walker
Title:   Cashier

The address of Trustee is:               TRUSTEE:

712 Main Street                          --------------------------------------
Houston, Texas  77002                    James C. Nicholas, Trustee

STATE OF TEXAS   }
                 }
COUNTY OF BEXAR  }

         BE IT REMEMBERED that I _____________________________, a Notary Public duly qualified, commissioned sworn and acting in and for the County and State aforesaid, hereby certify that, on this ___ day of May, 1995, there appeared before me severally each of the following persons, each being the designated officer of the corporation set opposite his name, and said corporation being a party to the foregoing instrument:

         Jesse Minor, President and Michael Amini, Secretary of Sage Energy Company, a Delaware corporation, whose address is 10101 Reunion Place, Suite 800, San Antonio, Texas 78216.

OKLAHOMA This instrument was acknowledged before me on this day by Jesse Minor as President of Sage Energy Company a Delaware corporation with his signature attested to by Michael Amini as Secretary of Sage Energy Company, on behalf of said corporation.


TEXAS Before me on this day personally appeared each such person, each of whom is known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the designated officer of the corporation set opposite his name and each acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act and deed of the corporation set opposite his name.


                                        ________________________________________
                                        Notary Public


                                        My Commission Expires: _________________

STATE OF TEXAS     }
                   }
COUNTY OF HARRIS   }

         BE IT REMEMBERED that I _____________________________, a Notary Public duly qualified, commissioned sworn and acting in and for the County and State aforesaid, hereby certify that, on this ____ day of May, 1995, there appeared before me severally each of the following persons, each being the designated officer of the association set opposite his name and such association being a party to the foregoing instrument:

         Scott H. Richardson, a Vice President and Michael O. Walker, a Cashier of Texas Commerce Bank National Association, a national banking association, whose address is 712 Main Street, Houston, Texas 77002.

OKLAHOMA AND TEXAS        Before me on this day personally appeared each such
                          person, each of whom is known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the designated officer of the corporation set opposite his name and each acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act and deed of the corporation set opposite his name.



                                        _______________________________________
                                        Notary Public

                                        My Commission Expires:  ________________


STATE OF TEXAS      }
                    }
COUNTY OF HARRIS    }

         BE IT REMEMBERED that I _____________________________, a Notary Public duly qualified, commissioned sworn and acting in and for the County and State aforesaid, hereby certify that, on this ____ day of May, 1995, there appeared James C. Nicholas, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Trustee of Texas Commerce Bank National Association, a national banking association whose address is 712 Main Street, Houston, Texas 77002 and who acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act and deed of himself as Trustee for Texas Commerce Bank National Association.


                                        ________________________________________
                                        Notary Public

                                        My Commission Expires: ________________